UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 7, 2009
Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)
Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)
214-631-1166

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     At its annual meeting held on May 7, 2009, the Board of Directors elected the Company’s long-time President, Sharon K. Brayfield, to serve in a new capacity as president of a newly-created division to be known as Owner Based Marketing and Sales Administration to oversee the Registrant’s marketing efforts to existing customers. The Registrant’s Chief Executive Officer, Robert E. Mead, will assume Ms. Brayfield’s former duties as President of the Registrant. Ms. Brayfield’s employment agreement has been modified to reflect her new title and responsibilities. The Board of Directors also elected Joe W. Conner as Chief Operating Officer—Finance, Development and Resort Operations with responsibility for overseeing the finance, treasury, and resort operations and development functions of the Company. Edward L. Lahart was elected Chief Operating Officer—Marketing and Financial Services with oversight responsibility for the Registrant’s information services department, call center operations, credit and marketing departments. Each of these individuals is a long-term officer of the Registrant, and the action by the Board of Directors in connection with their respective titles reflects no material change of responsibilities for the officers. The Board of Directors also re-elected the other executive officers of the Registrant including, David T. O’Connor: Senior Executive Vice President—Sales; Robert M. Sinnott: Chief Financial Officer; Harry J. White, Jr.: Vice President—Treasurer; Thomas J. Morris: Executive Vice President—Capital Markets and Strategic Planning; Michael Jones: Chief Information Officer; and, Sandra Cearley: Corporate Secretary. The existing compensation paid to each of the officers by the Registrant was not modified.
Item 7.01 Regulation FD Disclosure
     In connection with the formation of a new division and the election of Ms. Brayfield as president of Owner Based Marketing and Sales Administration, the Registrant issued a press release on May 11, 2009. The information in this item (including Exhibit 99.1) and the exhibit referenced in Item 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor will such information or exhibit be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in the filing.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description of Exhibit
*10.1	Amended and Restated Employment Agreement effective as of May 7, 2009 between the Registrant and Sharon K. Brayfield.
*99.1	Press release issued by the Registrant on May 11, 2009.

*	filed herewith
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 12, 2009	SILVERLEAF RESORTS, INC.
	By:	/S/ ROBERT M. SINNOTT
		Name:	Robert M. Sinnott
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
*10.1	Amended and Restated Employment Agreement effective as of May 7, 2009 between the Registrant and Sharon K. Brayfield.
*99.1	Press release issued by the Registrant on May 11, 2009.